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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) January 3, 2000
                              SOUTHERN MICHIGAN BANCORP, INC.
                              -------------------------------
                              (Name of Issuer in its charter)

                Michigan                                 38-2407501
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(Address of principal executive offices)    (I.R.S. Employer Identification No.)


                        SOUTHERN MICHIGAN BANCORP, INC.
                        --------------------------------
                        (Name of Issuer in its charter)


51 W. Pearl St., Coldwater, MI                                     49036-1995
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Address of principal executive offices                             (Zip Code)

Issuer's telephone number    (517) 279-5500
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                                       N/A
                                       ---
          (former name or former address, if changed since last report)






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ITEM 5.       OTHER MATTERS

Registrant announced the termination of its Stock Repurchase Program by its Board of Directors as of January 6, 2000.

EXHIBITS.

Copy of letter to stockbroker making a market in Corporations common stock and the stock-broker designated to handle the repurchase.

Copy of Registrant's Press Release

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                                 Southern Michigan Bancorp, Inc.


                                                 /s/ JAMES T. GROHALSKI
Dated:     January 12, 2000                      -----------------------
                                                 By:  James T. Grohalski
                                                 Its:  President & CEO




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                                 Exhibit Index


Exhibit
Number                            Description
-------                           -----------

99.1 Copy of letter to stockbroker making a market in Corporations common stock and the stockbroker designated to handle the repurchase.

99.2      Copy of Registrant's Press Release